AB EMERGING MARKETS MULTI-ASSET PORTFOLIO (“EMMA”)

Class A (Ticker: ABAEX); Class C (Ticker: ABCEX); Advisor Class (Ticker: ABYEX); Class I (Ticker: ABIEX); Class Z (Ticker: ABZEX)

AB INFLATION STRATEGIES (“Inflation Strategies”)

- AB All Market Real Return Portfolio

Class A (Ticker: AMTAX); Class C (Ticker: ACMTX); Class I (Ticker: AMTIX); Advisor Class (Ticker: AMTYX); Class 1 (Ticker: AMTOX); Class Z (Ticker: AMTZX)

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated August 2, 2024, to the Prospectus of EMMA dated July 31, 2024, and to the Prospectus of Inflation Strategies dated January 31, 2024, as amended, offering Class Z and Class I shares, respectively.

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At meetings held on July 30-July 31, 2024, the Boards of Directors of EMMA and AB All Market Real Return Portfolio approved the suspension of the sale and closure of Class Z shares and Class I shares, respectively. The Funds have suspended sales of Class Z and Class I shares, respectively, effective August 2, 2024, and will close such share classes as soon as practicable.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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